                                                                   EXHIBIT 10.18

                                AMENDMENT NO.3

     THIS AMENDMENT NO. 3 (the "Amendment") dated as of December __, 1998, to
                                ---------
the Credit Agreement referenced below, is by and among PEDIATRIC SERVICES OF AMERICA, INC., a Georgia corporation, PEDIATRIC SERVICES OF AMERICA, INC., a Delaware corporation, the subsidiaries and affiliates identified herein, the lenders identified herein, and NATIONSBANK, N.A., as Administrative Agent. Terms used but not otherwise defined shall have the meanings provided in the Credit Agreement.

                                  WITNESSETH

     WHEREAS, a $75 million credit facility has been established in favor of Pediatric Services of America, Inc., a Georgia corporation (the "Borrower")
                                                                 --------
pursuant to the terms of that Credit Agreement dated as of August 13, 1997 (as amended and modified, the "Credit Agreement") among the Borrower, the Guarantors
                           ----------------
and Lenders identified therein, and NationsBank, N.A., as Administrative Agent;

     WHEREAS, the Borrower has given notice that it was in non-compliance with the financial covenants contained in Sections 7.9(a) regarding the Consolidated Leverage Ratio, 7.9(d) regarding the Consolidated Senior Leverage Ratio and 7.9(f) regarding the Days Sales Outstanding for the third fiscal quarter ending September 30, 1998, and the Borrower has not been able to provide monthly financial statements for October and November of 1998 (the "Acknowledged Events
                                                            -------------------
of Default"):
----------

     WHEREAS, the Borrower has requested that the Lenders forbear from exercising their remedies, and that the Lenders further continue to make Extensions of Credit under the Credit Agreement;

     WHEREAS, the requested forbearance and continuation of Extensions of Credit require the consent of the Required Lenders;

     WHEREAS, the Required Lenders, for and on behalf of the Lenders, have agreed to the requested forbearance and continuation of Extensions of Credit on the terms and the conditions set forth herein:

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged the parties agree as follows:

     1.   Forbearance. The Administrative Agent and the Lenders agree, subject
          -----------
to the terms and conditions set forth herein, to forbear exercising their rights and remedies arising exclusively as a result of the Acknowledged Events of Default until the earlier of January 29, 1999 or the breach by the Borrower or the other Credit Parties of this Agreement (the "Forbearance Termination Date");
                                                 ----------------------------
provided that (i) this forbearance is expressly limited to the Acknowledged Events of Default, and shall not extend to any other Event of Default which may exist or arise after the date hereof, and (ii) the Administrative Agent and the Lenders shall be free to exercise any and all rights and remedies available under the Credit Agreement in respect of the Acknowledged Events of Default at any time on and after the Forbearance Termination Date and at any time in respect of any Events of Default other than the Acknowledged Events of Default. Nothing contained herein shall be deemed to constitute a waive of any rights or remedies which may exist under the Credit Documents or under applicable law.

     2.   Modifications to the Credit Agreement. Notwithstanding provisions to
          -------------------------------------
the contrary in the Credit Agreement and the other Credit Documents.

          (a)  Extensions of Credit. The Lenders will make Extensions of Credit
               --------------------
     under the Credit Agreement from the date hereof to the Forbearance Termination Date (the "Forbearance Period") notwithstanding the existence
                            ------------------
     of the Acknowledged Events of Default; provided that the aggregate
                                            --------
     outstanding principal amount of Obligations shall not exceed SIXTY-FIVE MILLION DOLLARS ($65,000,000) and during the Forbearance Period, references to the Aggregate Revolving Committed Amount shall be deemed to be SIXTY-FIVE MILLION DOLLARS ($65,000,000).

          (b)  Applicable Percentages. During the Forbearance Period, the
               ----------------------
     Eurodollar Margin and Letter of Credit Fee (as referenced in the definition of "Applicable Percentage") shall be 350 basis points (3.50%), the Base Rate Margin (as referenced in the definition of "Applicable Percentage") shall be 250 basis points (2.50%) and the Commitment Fee (as referenced in the definition of "Applicable Percentage") shall be 50 basis points (0.50%).

          (c)  Monthly Financial Statements. The Borrower will provide promptly
               ----------------------------
     to the Administrative Agent and the Lenders copies of the monthly financial statements for October and November.

     3.   Forbearance and Amendment Fee. In consideration of the forbearance and
          -----------------------------
the other agreements provided herein and the agreement of the Lenders to work toward a more permanent waiver and amendment by the end of the Forbearance Period, the Borrower agrees to pay to the Lenders which consent to this Amendment and to a subsequent waiver and amendment by the end of the Forbearance Period (the "Consenting Lenders") a fee (the "Forbearance and Amendment Fee") of
             ------------------               -----------------------------
twenty-five basis points (0.25%) on the Revolving Commitments of such Lenders. The Forbearance and Amendment Fee shall be payable as follows: (i) eight and one-third basis points (0.08333%) payable on the date of this Forbearance Agreement and (ii) the remaining sixteen and two-thirds basis points (0.16667%) payable on the effective date of a subsequent waiver and amendment. Amounts paid shall be deemed earned on receipt and shall be non-refundable.

     4. This Amendment shall be effective upon satisfaction of the following conditions:

          (a) execution of this Amendment by the Credit Parties and the Required Lenders:

          (b) receipt by the Administrative Agent of legal opinions of counsel to the Credit Parties relating to this Amendment; and

          (c) receipt by the Administrative Agent for the ratable benefit of the Consenting Lenders of the portion of the Forbearance and Amendment Fee (8.33 basis points) payable with this Forbearance Agreement.

     5.   Representations and Warranties. Each of the Credit Parties hereby
          ------------------------------
represents and warrants that (i) it has the requisite corporate power and authority to execute, deliver and perform this Agreement, (ii) it is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform under this Agreement, (iii) it has no claims, counterclaims, offsets or defenses to the Credit Documents, and the performance of its obligations thereunder, or if it has any such claims, counterclaims, offsets or defenses, they are hereby waived, relinquished and released in consideration of the execution and delivery of this Agreement by the Required Lenders, (iv) except as to the Acknowledged Events of Default which are the subject hereof, the representations and warranties in Section 6 of the Credit Agreement are true and correct in all material respects (except those which expressly relate to an earlier period), and (v) except as to the Acknowledged Events of Default which are the subject hereof, no Default or Events of Default has occurred and is continuing.

     6. Except as modified hereby, all of the terms and provisions of the Credit Agreement (including Schedules and Exhibits) shall remain in full force and effect.

     7. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

     8. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

     9. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of the State of North Carolina.

                 [Remainder of Page Intentionally Left Blank]

LENDERS:       NATIONSBANK, N.A.,
-------
               individually in its capacity as a
               Lender and in its capacity as Administrative Agent


               By: /s/ Ashley M. Crabtree
                  --------------------------------------------
               Name: Ashley M. Crabtree
               Title: Senior Vice President

               TORONTO DOMINION (TEXAS), INC.

               By: /s/ Mark A. Baird
                  --------------------------------------------
               Name: Mark A. Baird
               Title: Vice President

               PNC BANK, NATIONAL ASSOCIATION

               By: /s/ Jeffrey R. Dickson
                  --------------------------------------------
               Name: Jeffrey R. Dickson
               Title: Vice President

               SUNTRUST BANK, ATLANTA

               By: /s/ Jeffrey L. Seavey
                  --------------------------------------------
               Name: Jeffrey L. Seavey
               Title: Vice President

               By: /s/ Don Kimitor
               Name: Don Kimitor
               Title: Vice President

               MELLON BANK, N.A.

               By: /s/ Richard Arrington
                  --------------------------------------------
               Name: Richard Arrington
               Title: First Vice President

               CREDITANSTALT AG

               By: /s/ Carl G. Drake
                  --------------------------------------------
               Name: Carl G. Drake
               Title: Vice President


               By: /s/ John G. Taylor
                  --------------------------------------------
               Name: John G. Taylor
               Title: Senior Associate

    IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:           PEDIATRIC SERVICES OF AMERICA, INC.
--------
                    a Georgia corporation

                    By: /s/ Stephen M. Mengert
                       ----------------------------------
                    Name:  Stephen M. Mengert
                    Title: Senior Vice President and
                            Chief Financial Officer

GUARANTORS:         PEDIATRIC SERVICES OF AMERICA, INC.
----------
                    a Delaware corporation

                    By: /s/ Stephen M. Mengert
                       ----------------------------------
                    Name:  Stephen M. Mengert
                    Title: Senior Vice President and Chief Financial Officer

                    PSA LICENSING CORPORATION,
                    a Delaware corporation
                    PSA PROPERTIES CORPORATION,
                    a Delaware corporation

                    By: /s/ Susan E. Dignan
                       ----------------------------------
                    Name:  Susan E. Dignan
                    Title: President
                            for each of the foregoing

                    PEDIATRIC SERVICES OF AMERICA (CONNECTICUT), INC., a Connecticut corporation
                    PREMIER MEDICAL SERVICES, INC.
                    a Nevada corporation
                    PEDIATRIC HOME NURSING SERVICES, INC.,
                    a New York corporation
                    PEDIATRIC PARTNERS, INC.,
                    a Delaware corporation
                    PARAMEDICAL SERVICES OF AMERICA, INC.,
                    a California corporation
                    PREMIER NURSE STAFFING, INC.,
                    a Nevada corporation
                    PREMIER CERTIFIED HOME HEALTH SERVICES, INC., a Nevada corporation
                    ARO HEALTH SERVICES, INC.,
                    a Washington corporation

                    By: /s/ Joseph D. Sansone
                       ----------------------------------
                    Name:  Joseph D. Sansone
                    Title: President
                            for each of the foregoing